SHIP LOGO VANGUARD/(R)/



Vanguard/(R)/ Massachusetts Tax-Exempt Fund


Supplement to the prospectus dated March 30, 2007


The Plain Talk/(R)/ About the Fund's Portfolio Manager on page 16 of the prospectus is replaced with the following:


Plain Talk About the Fund's Portfolio Manager

The manager primarily responsible for the day-to-day management of the Fund is:

John M. Carbone, Principal of Vanguard. He has worked in investment management since 1988; has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the Fund since October 2007. Education: B.S., Babson College; M.B.A., Southern Methodist University.


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS168 112007